SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):
                                December 11, 1998

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                          GLOBAL HEALTH SCIENCES, INC.
                           (Exact Name of Registrant)


       California                  333-52539                  95-3267801
------------------------     ---------------------          -------------
(State of Incorporation)     (Commission File No.)          (IRS Employer
                                                            Identification
                                                                Number)


                            987 N. Enterprise Street
                            Orange, California 92867
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (714) 633-2320
                         -------------------------------
                         (Registrant's telephone number)





NYFS07...:\55\39955\0001\2011\FRMD218M.510
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ITEM 2.     ACQUISITION OF ASSETS.

            On December 11, 1998, Global Health Sciences, Inc. (the "Registrant") through its wholly-owned subsidiary Global Health Sub, Inc. ("Global Sub"), acquired (the "Closing") all of the outstanding shares of capital stock of American Ingredients Inc., a California corporation ("American"), pursuant to a Stock Purchase Agreement, dated as of December 11, 1998 (the "Agreement") between Global Sub and Arthur J. Salerno and Kathleen P. Salerno (the "Sellers"). American is a supplier of raw materials to the nutraceutical industry. American's principal offices are located in Anaheim, California.

            In accordance with the terms of the Agreement, Global Sub purchased all of the outstanding shares of capital stock of American for a total purchase price of approximately $35,500,000 (which may be subject to further tax adjustments). Prior to the Closing, the Sellers contributed to American substantially all of the assets of The AJS Company, a sole proprietorship of Arthur J. Salerno which was engaged in the business of acting as exclusive distributor for manufacturers of nutraceutical products in certain target markets.

            The purchase price was determined by the parties to the Agreement based on arm's length negotiations. The purchase price was funded through a combination of the Registrant's available cash and borrowings under the Registrant's credit facility with Citibank, N.A.

            The foregoing descriptions of certain provisions of the Agreement are only summaries thereof, and such statements are qualified in their entirety by reference to all provisions of the Agreement. A copy of the Agreement is attached hereto as Exhibit 2.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            As of the filing date of this Form 8-K, the Registrant has found it impracticable to provide the required financial statements for American. The Registrant intends to file the required statements as soon as they are prepared but in any event no later than 60 days after the deadline for filing this report on Form 8-K.


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      (b)   Pro Forma Financial Information.

            As of the filing date of this Form 8-K, the Registrant has found it impracticable to provide the required pro forma financial statements for American. The Registrant intends to file the required statements as soon as they are prepared but in any event no later than 60 days after the deadline for filing this report on Form 8- K.

      (c)   Exhibits.

2.1 Stock Purchase Agreement, dated as of December 11, 1998, by and among Global Health Sub, Inc., Arthur J. Salerno and Kathleen P. Salerno

99.1 Press Release, dated December 18, 1998, regarding the Agreement and the transactions contemplated thereby.











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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GLOBAL HEALTH SCIENCES, INC.

Date:  December 23, 1998                By: /s/ Donald J. Lewis
                                            -----------------------------------
                                            Name: Donald J. Lewis
                                            Title: Secretary











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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   2.1 Stock Purchase Agreement, dated as of December 11, 1998, by and among Global Health Sub, Inc., Arthur J. Salerno and Kathleen P. Salerno

   99.1 Press Release, dated December 18, 1998, regarding the Agreement and the transactions contemplated thereby.